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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 28, 1999


SUPERIOR BANK FSB (as seller and servicer under the Sale and Servicing Agreement, dated as of September 1, 1999, providing for the issuance of AFC Mortgage Loan Asset Backed Notes, Series 1999-3)


                                Superior Bank FSB
             (Exact name of registrant as specified in its charter)


        United States                  333-83597             36-1414142
(State or Other Jurisdiction          (Commission        (I.R.S. Employer
of Incorporation)                     File Number)      Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                                      60181
(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (630) 916-4000


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Item 2.  Acquisition or Disposition of Assets

Description of the Notes, Group 1 and Group 2

     On September 28, 1999 a single series of notes, entitled AFC Mortgage Loan Asset Backed Notes, Series 1999-3 (the "Notes") were issued pursuant to an indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of September 1, 1999, between AFC Trust Series 1999-3, as issuer (the "Issuer") and LaSalle Bank National Association, as indenture trustee (the "Indenture Trustee"). The Issuer was formed pursuant to a trust agreement (the "Trust Agreement") attached hereto as Exhibit 4.2, dated as of September 1, 1999, between Superior Bank FSB, as depositor, and Wilmington Trust Company, as owner trustee. The Notes consist of two classes identified as Class 1A and Class 2A. The Notes are secured by the trust estate comprised of Group 1 and Group 2 (the "Trust Estate"), consisting primarily of first and second liens on single-family properties, multifamily properties, commercial properties and mixed residential and commercial properties (the "Mortgage Loans") with an aggregate principal balance of $331,262,502.03 as of September 1, 1999 (the "Cut-off Date") and an aggregate amount of $124,483,356.98 deposited on the Closing Date in the Group 1 Pre-Funding Account and an aggregate amount of $78,031,772.75 deposited on the Closing Date in the Group 2 Pre-Funding Account. The Mortgage Loans were acquired by the Issuer pursuant to a sale and servicing agreement ( the "Sale and Servicing Agreement") attached hereto as Exhibit 4.3, dated as of September 1, 1999, among Superior Bank FSB, as seller and servicer, the Issuer and the Indenture Trustee. The Notes were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill") and J.P. Morgan Securities Inc. ("J.P. Morgan"), pursuant to an underwriting agreement dated September 20, 1999 among Superior Bank FSB, Merrill and J.P. Morgan.

     The Notes evidence, in the aggregate, $515,000,000 principal amount as of the Cut-off Date. The Class 1A Notes will be entitled to payments of interest accrued on the outstanding Class 1A Note Principal Balance at a variable pass-through rate. The Class 2A Notes will be entitled to payments of interest accrued on the outstanding Class 2A Note Principal Balance at a variable pass-through rate. In addition, on each Payment Date, each class of Notes will be entitled to distributions allocable to principal which will, as more fully described in the Indenture, include the principal portion of all scheduled and unscheduled payments received on the Mortgage Loans during an Accrual Period.

     Credit support in respect of certain losses realized on the Mortgage Loans will be covered by a note insurance policy (the "Note Insurance Policy") issued by Financial Guaranty Insurance Company (the "Note Insurer") and, if the related Payment Date is prior to the Cross-over Date, Excess Spread received by the Servicer. The Note Insurance Policy will irrevocably and unconditionally guaranty payment on each Payment Date to the Holders of the Notes of the related Class A Remittance Amount. If the related Payment Date is prior to the Cross-Over Date with respect to a particular Group, Holders of the Notes will have a right to 100% of the related Excess Spread to fund the amount by which the related Class A Remittance Amount with respect to each Class of Notes exceeds the related Available Remittance Amount for such Payment Date. To the extent available, the Net Excess Spread and Excess Principal with respect to a Group will then be


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applied to cover any Available  Funds Shortfall with respect to the other Group.
Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Sale and Servicing Agreement.

     On September 29, 1999, following the closing of the initial issuance of the Notes, pursuant to the Sale and Servicing Agreement, the Issuer purchased from the Seller Subsequent Mortgage Loans, as defined in the Sale and Servicing
Agreement, with an aggregate principal balance equal to $55,785,404.50 with respect to Group 1 with funds on deposit in the Group 1 Pre-Funding Account and $34,874,461.00 with respect to Group 2 with funds on deposit in the Group 2 Pre-Funding Account, each established pursuant to the Sale and Servicing Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Issuer and pledged to Indenture Trustee pursuant to a Subsequent Transfer Instrument, dated September 29, 1999, among the Seller, the Issuer and the Indenture Trustee (the "September 29 Instrument"). Attached to the September 29 Instrument are the Mortgage Loan Schedules with respect to Group 1 and Group 2 listing the related Subsequent Mortgage Loans that are the subject of such September 29 Instrument.

     On October 26, 1999, following the closing of the initial issuance of the Notes, pursuant to the Sale and Servicing Agreement, the Issuer purchased from the Seller Subsequent Mortgage Loans, as defined in the Sale and Servicing
Agreement, with an aggregate principal balance equal to $68,588,989.37 with respect to Group 1 with funds on deposit in the Group 1 Pre-Funding Account and $43,136,490.49 with respect to Group 2 with funds on deposit in the Group 2 Pre-Funding Account, each established pursuant to the Sale and Servicing Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Issuer and pledged to Indenture Trustee pursuant to a Subsequent Transfer Instrument, dated October 26, 1999, among the Seller, the Issuer and the Indenture Trustee (the "October 26
Instrument"). Attached to the October 26 Instrument are the Mortgage Loan Schedules with respect to Group 1 and Group 2 listing the related Subsequent Mortgage Loans that are the subject of such October 26 Instrument.

     Items 3 through 6 and Item 8 are not included because they are not applicable.

     Item 7. Financial Statements and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

     4.1 Indenture, dated as of September 1, 1999, between AFC Trust Series 1999-3, as issuer, and LaSalle Bank National Association, as indenture trustee.


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     4.2 Trust Agreement,  dated as of September 1, 1999,  between Superior Bank
FSB, as depositor, and Wilmington Trust Company, as owner trustee.

     4.3 Sale and Servicing Agreement, dated as of September 1, 1999, by and among Superior Bank FSB, as seller and servicer, AFC Trust Series 1999-3, as issuer and LaSalle Bank National Association, as indenture trustee.

     4.4 Subsequent Transfer Instrument, dated September 29, 1999, among Superior Bank FSB, as seller, AFC Trust Series 1999-3, as issuer, and LaSalle Bank National Association, as indenture trustee.

     4.5 Subsequent Transfer Instrument, dated October 26, 1999, among Superior Bank FSB, as seller, AFC Trust Series 1999-3, as issuer, and LaSalle Bank National Association, as indenture trustee.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SUPERIOR BANK FSB

                                            By:  /s/ William C. Bracken
                                                 -------------------------------
                                            Name:  William C. Bracken
                                            Title:   Senior Vice President
                                                     and Chief Financial Officer

Dated: September 28, 1999


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                                  EXHIBIT TABLE


     4.1 Indenture, dated as of September 1, 1999, between AFC Trust Series 1999-3, as issuer, and LaSalle Bank National Association, as indenture trustee.

     4.2 Trust Agreement, dated as of September 1, 1999, between Superior Bank FSB, as depositor, and Wilmington Trust Company, as owner trustee.

     4.3 Sale and Servicing Agreement, dated as of September 1, 1999, by and among Superior Bank FSB, as seller and servicer, AFC Trust Series 1999-3, as issuer and LaSalle Bank National Association, as indenture trustee.

     4.4 Subsequent Transfer Instrument, dated September 29, 1999, among Superior Bank FSB, as seller, AFC Trust Series 1999-3, as issuer, and LaSalle Bank National Association, as indenture trustee.

     4.5 Subsequent Transfer Instrument, dated October 26, 1999, among Superior Bank FSB, as seller, AFC Trust Series 1999-3, as issuer, and LaSalle Bank National Association, as indenture trustee.